EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, Gary Pizzacalla, President, Secretary, Treasurer, Principal Executive Officer, Principal Financial Officer and Director of Techs Loanstar, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the annual report on Form 10-K/A of Techs Loanstar, Inc. for the period ended April 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Techs Loanstar, Inc.


Dated: January 19, 2010


                                 /s/ GARY PIZZACALLA
                                 _______________________________________________
                                     Gary Pizzacalla,
                                     President, Secretary, Treasurer,
                                     Principal Executive Officer,
                                     Principal Financial Officer and Director
                                     (Principal Executive and Financial Officer)